UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2017

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6355 MetroWest Boulevard, Suite 180 Orlando, Florida		32835
(Address of principal executive offices)		(Zip Code)

(407) 722-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the previously announced transaction (the “Sale”), pursuant to which HNA Tourism Group Co., Ltd. (“HNA”) acquired approximately 25% of the outstanding shares of common stock of Hilton Grand Vacation Inc. (the “Company”) from affiliates of The Blackstone Group L.P. (collectively, “Blackstone”), the Company filed an Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware. The Charter, effective as of March 15, 2017, included the following changes:

•	Removed references to the spin-off distribution ratio, which were no longer applicable following completion of the Company’s spin-off from Hilton Worldwide Holdings Inc.;

•	Removed references to Blackstone’s ownership of at least 40% of the total voting power of the Company’s common stock;

•	Revised certain provisions referencing the “Blackstone Stockholder,” as appropriate, to include references to HNA; and

•	Clarified the Company’s forum selection provision.

In addition, the Company adopted its Amended and Restated its By-Laws (the “By-Laws”), effective as of March 15, 2017, in connection with the consummation of the Sale. The By-Laws included the following changes:

•	Removed references to Blackstone’s ownership of at least 40% of the total voting power of the Company’s common stock; and

•	Revised certain provisions referencing the “Blackstone Stockholders Agreement,” as appropriate, to include references to the HNA Stockholders Agreement.

The Charter was approved prior to the Spin-Off by the Board of Directors (“Board’) of the Company and the Company’s sole stockholder, and following the Spin-Off, no further Board, stockholder or other corporate action was required to approve the Charter or the By-Laws to be adopted in connection with consummation of the Sale.

The Charter and the By-Laws are qualified in their entirety by reference to the full text of such documents, which are filed herewith as Exhibits 3.1 and 3.2, respectively, and the terms of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Hilton Grand Vacations Inc.

3.2	Amended and Restated By-Laws of Hilton Grand Vacations Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: March 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Hilton Grand Vacations Inc.

3.2	Amended and Restated By-Laws of Hilton Grand Vacations Inc.